Xerium Technologies, Inc.

Non-GAAP Reconciliations

The following table provides a reconciliation from GAAP net sales, as reported, to constant currency net sales for Q1 2012 through Q4 2014 (dollars in thousands):

	Net Sales For The Quarter Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14
Net Sales	$134,364	$136,378	$134,231	$133,767	$139,805	$138,324	$135,042	$133,721	$133,384	$139,723	$138,858	$130,967
Currency Impact	(8,772)	(5,733)	(4,657)	(7,820)	(5,465)	(4,492)	(4,565)	(5,759)	(5,254)	(5,650)	(3,981)	—
Constant Currency Net Sales	$125,592	$130,645	$129,574	$125,947	$134,340	$133,832	$130,477	$127,962	$128,130	$134,073	$134,877	$130,967

The following table provides a reconciliation from GAAP orders, as reported, to constant currency orders for Q1 2012 through Q4 2014 (dollars in thousands):

	Orders For The Quarter Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14
Orders	$134,385	$127,750	$120,674	$137,558	$138,327	$140,168	$130,324	$141,219	$147,600	$135,366	$127,907	$135,306
Currency Impact	(10,863)	(8,707)	(7,698)	(9,586)	(9,934)	(8,491)	(6,673)	(8,190)	(6,490)	(5,909)	(4,370)	—
Constant Currency Orders	$123,522	$119,043	$112,976	$127,972	$128,393	$131,677	$123,651	$133,029	$141,110	$129,457	$123,537	$135,306

The following table provides a reconciliation from quarterly net (loss) income and operating cash flows, which are the most directly comparable GAAP financial measures to EBITDA and Adjusted EBITDA for Q1 2012 through Q4 2014 (dollars in thousands):

	Adjusted EBITDA for the Quarter Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14
Net (loss) income	$(7,522)	$2,226	$(3,657)	$(9,082)	$5,485	$(6,879)	$2,104	$3,443	$1,167	$764	$(20,472)	$11,160
Stock-based compensation	972	(218)	820	375	295	300	547	594	509	640	709	690
Depreciation	9,764	9,429	9,321	10,019	8,966	8,702	8,384	8,579	8,233	8,534	8,183	7,802
Amortization of intangibles	576	576	576	577	576	385	407	404	416	403	231	310
Deferred financing cost amortization	1,054	682	971	717	709	909	675	670	716	751	942	895
Foreign exchange loss (gain) on reval of debt	8	373	(214)	415	(118)	3,039	(1,296)	81	(1,103)	366	396	82
Deferred tax expense	(182)	(179)	(22)	(7,866)	282	466	591	(7,025)	(808)	(143)	2,460	(6,367)
Asset impairment	—	—	1,600	2,074	928	150	—	276	—	—	277	(141)
Loss (gain) on disp of property and equipment	(446)	(170)	(40)	80	(10)	3	161	48	27	1	(33)	(1,031)
Loss on extinguishment of debt	—	—	—	(243)	—	3,123	—	—	—	—	—	—
Net change in operating assets and liabilities	5,928	(9,075)	7,053	12,052	(6,830)	(6,610)	4,986	(1,386)	(6,394)	(5,163)	(292)	(7,824)
Net cash provided by operating activities	10,152	3,644	16,408	9,118	10,283	3,588	16,559	5,684	2,763	6,153	(7,599)	5,576
Interest expense, excluding amortization	8,544	8,438	8,806	8,667	8,497	12,203	8,703	8,315	7,941	8,165	8,650	8,887
Net change in operating assets and liabilities	(5,928)	9,075	(7,053)	(12,052)	6,830	6,610	(4,986)	1,386	6,394	5,163	292	7,824
Current portion of income tax expense	839	2,533	116	1,199	2,221	3,023	2,472	2,333	2,700	2,472	26,758	3,008
Stock-based compensation	(972)	218	(820)	(375)	(295)	(300)	(547)	(594)	(509)	(640)	(709)	(690)
Foreign exchange (loss) gain on reval of debt	(8)	(373)	214	(415)	118	(3,039)	1,296	(81)	1,103	(366)	(396)	(82)
Asset impairment	—	—	(1,600)	(2,074)	(928)	(150)	—	(276)	—	—	(277)	141
(Loss) gain on disp of property and equipment	446	170	40	(80)	10	(3)	(161)	(48)	(27)	(1)	33	1,031
Loss on extinguishment of debt	—	—	—	243	—	(3,123)	—	—	—	—	—	—
EBITDA	13,073	23,705	16,111	4,231	26,736	18,809	23,336	16,719	20,365	20,946	26,752	25,695
Loss on extinguishment of debt	—	—	—	(243)	—	3,123	—	—	—	—	—
Stock-based compensation	972	(218)	820	375	295	300	547	594	509	640	709	690
Operational restructuring expenses	3,974	1,129	5,840	14,765	1,255	4,165	3,034	6,390	4,651	7,595	3,466	2,430
Non-restructuring impairment expense	—	—	—	1,195	857	(191)	1	—	—	—	—
Inventory write-off related to a closed plant	—	—	—	—	—	692	—	262	—	—	—
Legal fees related to term debt amendment	—	85	30	—	—	—	—	—	—	—	—
Non-recurring CEO retirement expenses	801	695	1,600	289	—	—	—	—	—	—	—
Plant startup costs	—	—	—	—	—	—	296	105	176	240	537	568
Adjusted EBITDA	$18,820	$25,396	$24,401	$20,612	$29,143	$26,898	$27,214	$24,070	$25,701	$29,421	$31,464	$29,383

The following tables provide a reconciliation from quarterly net (loss) income per share to quarterly adjusted net income per share at December 31, 2014 and December 31, 2013 (in thousands, except per share data):

	Earnings per Share (net of taxes) Q4 2014
	As Reported	Tax effects	Adjusted	Shares	Per Share
Net Income	$11,161		$11,161	15,459	$0.72

Adjustments:
Restructuring expenses	2,430	(832)	1,598	15,459	0.10
Plant start-up costs	568		568	15,459	0.04
Valuation allowance reversal		(6,625)	(6,625)	15,459	(0.43)
Currency losses	(99)	30	(69)	15,459	—
Net Income, adjusted	$14,060	$(7,427)	$6,633	15,459	$0.43

	Earnings per Share (net of taxes) Q4 2013
	As Reported	Tax Effects	Adjusted	Shares	Per Share
Net Income	$3,443		$3,443	15,359	$0.22

Adjustments:
Restructuring expenses	6,390	$(1,051)	5,339	15,359	0.34
Plant start-up costs	105		105	15,359	0.01
Valuation allowance reversal		(6,200)	(6,200)	15,359	(0.40)
Goodwill amortization		(513)	(513)	15,359	(0.03)
Inventory write-off	262	—	262	15,359	0.02
Net income, adjusted	$10,200	$(7,764)	$2,436	15,359	$0.16

The following tables provide a reconciliation from trailing twelve month net (loss) income per share to adjusted net income per share at December 31, 2014 and December 31, 2013 (in thousands, except per share data):

	Earnings per Share (net of taxes) TTM Q4 2014
	As Reported	Tax effects	Adjusted	Shares	Per Share
Net loss	$(7,382)		$(7,382)	15,459	$(0.48)

Adjustments:
Restructuring expenses	18,142	$(4,611)	13,531	15,459	0.87
Plant start-up costs	1,521		1,521	15,459	0.10
Brazil tax amnesty		$23,078	23,078	15,459	1.49
Valuation allowance reversal		$(6,625)	(6,625)	15,459	(0.43)
Currency losses	719	(216)	503	15,459	0.03
Net Income, adjusted	$13,000	$11,626	$24,626	15,459	$1.58

	Earnings per Share (net of taxes) TTM Q4 2013
	As Reported	Tax effects	Adjusted	Shares	Per Share
Net income	$4,153		$4,153	15,359	$0.27

Adjustments:
Restructuring expenses	14,844	$(1,374)	13,470	15,359	0.88
Plant start-up costs	401		401	15,359	0.03
Valuation allowance reversal		$(6,200)	(6,200)	15,359	(0.40)
Goodwill amortization		(2,050)	(2,050)	15,359	(0.13)
Debt extinguishment	6,823		6,823	15,359	0.44
Inventory write-off	954		954	15,359	0.06
Non-restructuring impairment	667		667	15,359	0.04
Currency losses	1,052	(316)	736	15,359	0.04
Net Income, adjusted	$28,894	$(9,940)	$18,954	15,359	$1.23